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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 26, 2004
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                       Network-1 Security Solutions, Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                        1-14896                11-3027591
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(State or other jurisdiction          (Commission            (IRS Employer
     of incorporation)                File Number)         Identification No.)



               445 Park Avenue, Suite 1028, New York, New York 10022
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (212) 829-5700


                                      N/A
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         (Former name or former address, if changed since last report.)

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Item 1.01 Entry into a Material Definitive Agreement
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            On November 26, 2004, Network-1 Security Solutions, Inc.
("Network-1") and Corey M. Horowitz entered into an Employment Agreement pursuant to which Mr. Horowitz will continue to serve as Chairman and Chief Executive Officer of Network-1 for a two year term (the Employment Agreement is included as Exhibit 10.1 to this Form 8-K). In accordance with the Employment Agreement, Mr. Horowitz will receive an annual base salary of $250,000 for the first year and $275,000 for the second year. Mr. Horowitz was also issued options to purchase an aggregate of 1,500,000 shares of Network-1 common stock consisting of (i) a ten (10) year option to purchase 1,100,000 shares of common stock at an exercise price of $.25 per share and (ii) a five (5) year option to purchase 400,000 shares at an exercise price of $.68 per share.

            Under the terms of the Employment Agreement, Mr. Horowitz shall also receive bonus compensation in an amount equal to 5% of Network-1's royalties or other payments received from licensing its patents. In addition, Mr. Horowitz shall also receive bonus compensation equal to 5% of the gross proceeds from (i) the sale of any of Network-1's patents or (ii) the merger of Network-1 with or into another corporation or entity. The bonus compensation shall continue to be paid to Mr. Horowitz for a period of five (5) years following the term of the Employment Agreement with respect to licenses entered into by Network-1 with third parties during the term of the Employment Agreement, provided, that, Mr. Horowitz's employment has not been terminated by Network-1 "For Cause" (as defined) or terminated by Mr. Horowitz without "Good Reason" (as defined).
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Item 9.01  Financial Statements and Exhibits
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(c)     Exhibits

Exhibit No.    Description

10.1 Employment Agreement, dated November 26, 2004, between the Registrant and Corey M. Horowitz.
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                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NETWORK-1 SECURITY SOLUTIONS, INC.



Dated:  December 1, 2004                      By:  /s/Corey M. Horowitz
                                                   -----------------------------
                                                   Name:  Corey M. Horowitz
                                                   Title: Chairman & Chief
                                                          Executive Officer
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                                 EXHIBIT INDEX

Exhibit No.    Description

10.1 Employment Agreement, dated November 26, 2004, between the Registrant and Corey M. Horowitz.